FIRST AMENDMENT dated as of January 10, 1996, to the Credit Agreement dated as of June 30, 1995, among FREEPORT-McMoRan RESOURCE PARTNERS, LIMITED PARTNERSHIP, a Delaware limited partnership ("FRP"), FREEPORT-McMoRan INC., a Delaware corporation ("FTX"; FTX and FRP being the "Borrowers"), certain financial institutions (collectively, the "Banks"), CHEMICAL BANK, a New York banking corporation ("Chemical"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), as collateral agent for the Banks (in such capacity, the "Administrative Agent"), as collateral agent for the Banks (in such capacity, the "FRP Collateral Agent") under the FRP Security Agreement and as collateral agent for the Banks and certain other lenders (in such capacity, the "FTX Collateral Agent") under the FTX Security Agreement, and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association ("Chase"), as documentary agent for the Banks (in such capacity, the "Documentary Agent"; the Administrative Agent, the FRP Collateral Agent, the FTX Collateral Agent and the Documentary Agent being, collectively, the "Agents"). Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Credit Agreement.

     The Borrowers, the Banks and the Agents have agreed that certain provisions of the Agreement be waived and amended in order that FRP may issue up to $150,000,000 principal amount of additional unsecured long-term debt. Accordingly, the Borrowers, the Banks and the Agents agree as follows:

     SECTION 1.Amendment to the Credit Agreement. Effective as of the Effective Date, Section 5.2(g)(ix) of the Credit Agreement is hereby amended by the addition of the following after the phrase "subject to Section 2.7(b)," appearing in such clause:

          "(x)   up   to   $150,000,000  aggregate
          principal amount of additional unsecured
          Debt of FRP so long  as such Debt has no
          scheduled repayment of  principal  prior
          to  June  30,  2000,  and  the  material
          covenants  and events of default therein
          have  been  approved   by   the  Agents;
          provided that no Default or Event of Default shall be in effect at the time of issuance of such Debt or would result therefrom and that the net proceeds thereof are applied upon receipt to prepayment of any outstanding Loans, and
          (y)".

     SECTION  2.Conditions  to  Effectiveness.    (a)   This
Amendment shall become effective on the date that each of the following conditions shall have been satisfied (such date of effectiveness being the "Effective Date"):

          (a) receipt by Cravath, Swaine & Moore, special counsel for the Banks, of executed counterparts of this Amendment which, when taken together, bear the signatures of FTX, FRP, the Agents and the Required Banks;

          (b) the representations and warranties on the part of the Borrowers contained in Article III of the Credit Agreement shall be true and correct in all material respects at and as of the Effective Date as though made on and as of such date;


          (c) the Borrowers shall be in compliance with all the terms and provisions set forth in this Agreement and the Amendment to be observed or performed on their part, and as of the Effective Date, no Event of Default nor any event which upon notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing; and

          (d) all legal matters incident to this Amendment shall be satisfactory to Cravath, Swaine & Moore, special counsel for the Banks.

     SECTION 3.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 4.Limited Effect of Amendment. Section 1 hereof constitutes an amendment of Section 5.2(g)(ix) of the Credit Agreement effective as of the Effective Date. Except as, and until, expressly amended by such Section 1 as of the Effective Date, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in effect prior to the Effective Date. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Banks and the Agents under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein.

     SECTION 5.APPLICABLE  LAW.   THIS  AMENDMENT  SHALL  BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

     SECTION 6.Expenses. The Borrowers jointly and severally shall pay all out-of-pocket expenses incurred by the Agents in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, special counsel for the Banks.

     SECTION 7.Headings. The headings of this Amendment are for reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or agents as of the date first above written.

                           FREEPORT-McMoRan INC.

                           By: ______________________________
                           Name:
                           Title:

                           FREEPORT-McMoRan RESOURCE PARTNERS,
                           LIMITED PARTNERSHIP,

                           By:  Freeport-McMoRan Inc.,
                           its   Administrative  Managing
                           General Partner,

                           By:  ______________________________

                             Name:
                             Title:


                           CHEMICAL BANK, individually and as
                           Administrative Agent, FTX Collateral
                           Agent and FRP Collateral Agent,

                           By: ________________________________

                            Name:
                            Title:


                          THE CHASE MANHATTAN BANK (NATIONAL
                          ASSOCIATION) individually and as
                          Documentary Agent,

                           By: ________________________________

                             Name:
                             Title:

                           ABN AMRO BANK,

                           By:  _______________________________

                             Name:
                             Title:


                           By:   _______________________________

                             Name:
                             Title:


                          BARCLAYS BANK PLC,

                          By:  _______________________________

                             Name:
                             Title:


                           THE FUJI BANK, LIMITED, HOUSTON AGENCY,

                           By:   _________________________________

                             Name:
                             Title:


                          NATIONAL WESTMINSTER BANK PLC,

                          By:  _________________________________

                            Name:
                            Title:


                          NATIONAL WESTMINSTER BANK PLC
                          (NASSAU BRANCH),

                           By:  ______________________________

                            Name:
                            Title:


                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LIMITED,

                           By:  ______________________________

                             Name:
                             Title:


                           MELLON BANK,

                           By:  ______________________________

                              Name:
                              Title:


                           INDUSTRIAL BANK OF JAPAN, LIMITED,

                           By:  ______________________________

                               Name:
                               Title:


                           THE BANK OF NOVA SCOTIA,

                           By:  ______________________________

                                 Name:
                                 Title:


                            BANK OF AMERICA ILLINOIS,

                            By: ______________________________

                                 Name:
                                 Title:

                           BANK OF MONTREAL,

                            By: ______________________________

                                 Name:
                                 Title:


                             CIBC INC.,

                             By: ______________________________

                                 Name:
                                 Title:


                            CoBANK, ACB,

                             By: ______________________________

                                  Name:
                                  Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK B.A.
                              RABOBANK NEDERLAND,
                              NEW YORK BRANCH,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:

                              SOCIETE GENERALE, SOUTHWEST AGENCY,

                              By: ______________________________

                                   Name:
                                   Title:


                              NBD BANK,

                              By: ______________________________

                                   Name:
                                   Title:


                              HIBERNIA NATIONAL BANK,

                              By: ______________________________

                                   Name:
                                   Title:


                              THE MITSUBISHI BANK, LIMITED, HOUSTON
                              AGENCY,

                              By: ______________________________

                                   Name:
                                   Title:


                              NATIONAL BANK OF CANADA,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:

                              COMMERZBANK Aktiengesellschaft, Atlanta
                              Agency,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              P.T. BANK RAKYAT INDONESIA (PERSERO),

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              BANK OF TOKYO TRUST COMPANY,

                              By: ______________________________

                                   Name:
                                   Title:


                              CHRISTIANIA BANK,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              FIRST NATIONAL BANK OF COMMERCE,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              BANK OF AUSTRALIA,

                              By: ______________________________

                                   Name:
                                   Title:


                              By: ______________________________

                                   Name:
                                   Title:


                              BANK OF SCOTLAND,

                              By: ______________________________

                                   Name:
                                   Title: